 Second-Quarter Fiscal 2016 EarningsApril 26, 2016  ® Registered trademark, Ashland or its subsidiaries, registered in various countries™ Trademark, Ashland or its subsidiaries, registered in various cou ntries

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to status of the separation process, the plan to pursue an IPO of up to 20 percent of the common stock of Valvoline and the expected completion of the separation through the subsequent distribution of Valvoline common stock, the expected timing of filing of a registration statement for the registration of common stock of Valvoline in the IPO, the anticipated timing of completion of the planned IPO and subsequent distribution of the remaining Valvoline common stock, and Ashland’s and Valvoline’s expected ratings profiles, capital structures, future financial flexibility and ability to pursue their long-term strategies. In addition, Ashland may from time to time make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, including the proposed separation of its specialty chemicals and Valvoline businesses, the proposed IPO of its Valvoline business, the expected timetable for completing the IPO and the separation, the future financial and operating performance of each company, strategic and competitive advantages of each company, the leadership of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the proposed IPO or separation will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors; the potential for disruption to Ashland’s business in connection with the proposed IPO or separation; the potential that the new Ashland and Valvoline do not realize all of the expected benefits of the proposed IPO or separation or obtain the expected credit ratings following the proposed IPO or separation; Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.Regulation G: Adjusted ResultsThe information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

 Fiscal Second Quarter 2016Highlights1  Reported earnings from continuing operations of $1.38 per diluted shareAdjusted earnings declined 10% to $1.83 vs. $2.03 per diluted share in prior yearAdjusted EBITDA of $274 million vs. $301 million in prior yearAs expected, headwinds from currency, energy end market and divestitures began to abate and represented an approximate $7 million headwind Completed the $500 million accelerated share repurchase (ASR) agreement that was announced in NovemberRepurchased a total of ~5 million shares at an average volume-weighted price of ~$99 per shareNo current plans to pursue additional share repurchases  Adj. EPS  $2.03  $1.41  $1.83  Q2 2015  Vol/Mix  Acq/Div Other2  Margin  SG&A  (7)  4  274  301  (15)  Q2 2016  (2)  ($, Millions)  ($, Millions)  Factors affecting year-over-year EBITDA  (7)  FX  Underlying Performance of the business  283  1 Ashland‘s earnings releases dated April 26, 2016, and January 25, 2016, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP. 2 Acquisitions include OCH International, Inc. Divestitures includes biocides, redispersible powders (RDP) and Valvoline car care product lines exited during prior four quarters.

       Fiscal Second Quarter – Continuing OperationsKey Items Affecting Income  Excluding intangible amortization, adjusted EPS would have been 22 cents higher, or $2.05

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Second Quarter Three months ended Mar. 31,			Three months ended Dec. 31,	
	2016	2015	Change	2015	Change
Sales	$ 1,247	$ 1,350	(8) %	$ 1,163	7 %
Gross profit as a percent of sales	34.9 %	33.1 %	180 bp	33.4 %	150 bp
Selling, general and admin./R&D costs	$ 248	$ 239	4 %	$ 233	6 %
Operating income	$ 193	$ 218	(11) %	$ 164	18 %
Operating income as a percent of sales	15.5 %	16.1 %	(60) bp	14.1 %	140 bp
Depreciation and amortization	$ 83	$ 83	- %	$ 81	2 %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 274	$ 301	(9) %	$ 247	11 %
EBITDA as a percent of sales	22.0 %	22.3 %	(30) bp	21.2 %	80 bp

- As expected, headwinds are receding; currency, energy end markets and divestitures[2] were ~$60 million headwind to sales
- Favorable business mix and margins offset by increased investment in digital technology and promotions at Valvoline

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1 Ashland's earnings releases dated April 26, 2016, and January 25, 2016, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.
2 Divestitures includes biocides, redispersible powders (RDP) and Valvoline car care product line exited during prior four quarters.

ASHLAND

         Ashland Specialty IngredientsAdjusted Results Summary1  Volume and share gains in numerous core growth end marketsDeveloped markets remain strong, offset by weaker emerging regionsBusiness trends improved throughout the course of the quarter  1 Ashland's earnings releases dated April 26, 2016, and January 25, 2016, available on Ashland’s website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

     Ashland Performance Materials Adjusted Results Summary1  Strong volumes in Europe led by residential construction applicationsVolume and pricing pressure in other regions of the worldAs expected, weak volumes and margins within I&S      1 Ashland's earnings releases dated April 26, 2016, and January 25, 2016, available on Ashland’s website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

     ValvolineResults Summary1  Continued execution against strategic objectives leading to the tenth consecutive quarter of year-over-year earnings growthSuccessfully closed Oil Can Henry’s acquisition on February 1st, adding 89 quick lube locations in the US Pacific Northwest      1 Ashland's earnings releases dated April 26, 2016, and January 25, 2016, available on Ashland’s website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Fiscal Second Quarter 2016

Corporate Items

- Adjusted corporate operating income of $1 million
- Net interest expense of $43 million
  - FY 2016 expectation of approximately $170-$180 million
- Adjusted effective tax rate of 22%
  - FY 2016 expectation at the upper end of the 24%-26% range
- Trade Working Capital[1] for the quarter was 19.5% of sales
- Capital expenditures totaled $50 million
  - FY 2016 expectation remains $320-340 million
- Free cash flow[2] generation of $134 million
  - FY 2016 expectation remains $325-$350 million

[1] Trade Working Capital defined as trade accounts receivables plus inventories minus trade accounts payables; calculated on a 13-month rolling basis.
[2] Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

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ASHLAND

 Appendix A:Bridges

Ashland Q2 FY 2015 vs. Q2 FY 2016
Revenue Bridge


($ millions)
Preliminary
1,350
1%
-5%
-2%
-1%
-1%
1,247
Q2 2015
Volume
Price
Currency
Acq/Div/ Other[1]
Energy
Q2 2016

- Headwinds from currency, energy markets and divestitures represented ~$60 million headwind to overall sales
- Raw material pass through was primary driver to lower overall pricing

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[1] Acquisitions include OCH International, Inc. Divestitures includes biocides, redispersible powders (RDP) and Valvoline car care product lines exited during prior four quarters.

ASHLAND.

 Ashland Q2 FY 2015 vs. Q2 FY 2016Adjusted EBITDA Bridge  4  Q2 2015  Volume/Mix  Q2 2016  Currency Translation  Margin  (7)  301  274  SG&AExpenses  (15)  (2)  Other  (7)  ($ millions)Preliminary  Gains in volume / mix led by strong Valvoline resultsForeign currency headwinds receded to $2 million

 Ashland Specialty Ingredients Adjusted EBITDA Bridge  Q2 2015  Volume/ Mix  Q2 2016  Currency Translation  Margin  SG&AExpenses  Q2 FY 2015 versus Q2 FY 2016  (12)  1  (1)  127  Energy end market represents $4 million of Volume/MixDivestitures and exited product lines (biocides and RDP) included in the Other category; currency, driven by Euro, was a $1 million headwind  ($ millions)Preliminary  142  Other  (1)  (2)

 Ashland Performance MaterialsAdjusted EBITDA Bridge  Q2 2015  Volume/ Mix  Q2 2016  Currency Translation  Margin  SG&AExpenses  Q2 FY 2015 versus Q2 FY 2016  0  (15)  1  Other  3  33  I&S pricing accounts for the majority of margin impactComposites volumes soft but margins better than expected Planned Marl BDO shutdown negatively impacted margin by ~$2 million  44  ($ millions)Preliminary  0

 ValvolineAdjusted EBITDA Bridge  Q2 FY 2015 versus Q2 FY 2016  ($ millions)Preliminary  5  (1)  0  (11)  115  106  16  Strong DIY and VIOC results, lower input costs, disciplined margin management and good volume/mix key to EBITDA growthInvestments in promotions and advertising, digital technology and employee costs led to SG&A growth  Q2 2015  Volume/ Mix  Q2 2016  Currency Translation  Margin  SG&AExpenses  Other

 Appendix B: Volume Trends and Liquidity and Net Debt

 Normalized Volume Trends1  Period Ended  1 Excludes volumes associated with divestitures of elastomers and biocides and exited redispersible powders (RDP) product line for all periods. Includes volumes associated with OCH International, Inc. ASI and APM reflect realignment of adhesives and intermediates and solvents for all periods.  Rolling Four Quarters  2  2

 Liquidity and Net Debt    ($ in millions)  Scheduled Debt Repaymentsby Fiscal Year

 Appendix C:Business Profiles  12 Months Ended March 31, 2016

 Corporate Profile  By business unit  By geography  1 For 12 months ended March 31, 2016.2 Ashland includes only U.S. and Canada in its North America designation.  North America253%  Asia Pacific16%  LatinAmerica/Other - 7%  Europe 24%    AshlandSpecialtyIngredients42%  AshlandPerformanceMaterials20%  Valvoline38%  Sales1 - $5.1 Billion

 Corporate Profile  1 For 12 months ended March 31, 2016. See Appendix D for reconciliation to amounts reported under GAAP.  NYSE Ticker Symbol:  ASH  Total Employees:  ~11,000   Outside North America  ~30%  Number of Countries in Which Ashland Has Sales:  More than 100  AshlandSpecialtyIngredients47%  Valvoline41%  Adjusted EBITDA1 - $1.1 Billion

Ashland Specialty Ingredients: A global leader of cellulose ethers, vinyl pyrrolidones and biofunctionals

Sales by Market[2]


Nutrition & Other Consumer Specialties 10%
Coatings 15%
Construction 8%
Energy 2%
Other Industrial Specialties 7%
Adhesives 16%
Personal Care 26%
Pharma 16%

Sales by Product


Adhesive 16%
PVP 19%
Actives – 7%
Vinyl Ethers 6%
Other3 14%
Cellulosics 38%

Sales by Geography


Europe 32%
Asia Pacific 19%
Latin America/ Other – 11%
North America 38%

For 12 Months Ended March 31, 2016

Sales: $2.1 billion

Adjusted EBITDA: $487 million[1]

Adjusted EBITDA Margin: 22.9%[1]

[1] See Appendix D for reconciliation to amounts reported under GAAP.

[2] Within the Sales by Market chart above, Industrial Specialties are presented in orange and Consumer Specialties are presented in blue.

[3] Includes Biocides' sales only through July 1, 2015.

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ASHLAND

Ashland Performance Materials Global leader in unsaturated polyester resins and vinyl ester resins  Salesby Geography  For 12 Months Ended March 31, 2016Sales: $1.0 billionEBITDA: $130 million1EBITDA Margin: 12.9%1  Salesby Product  Composites71%  Intermediates/Solvents 29%  Construction: Residential13%  Marine 15%  Other Process Industries15%  Construction:Industrial30%  Salesby Market  North America 41%  Asia Pacific – 14%  Europe 39%  Latin America/Other 6%  Transportation 13%  Construction: Infrastructure 6%  1 See Appendix D for reconciliation to amounts reported under GAAP.2 PU/TPU stands for Polyurethane and Thermoplastic Polyurethane.

 Valvoline: A leading worldwide producer and distributor of premium-branded lubricants and automotive chemicals  International Salesby Region2  For 12 Months Ended March 31, 2016Sales: $1.9 billionEBITDA: $429 million1EBITDA Margin: 22.2%1  Salesby Product  Lubricant488%  Chemicals3 – 5%   Do-It-Yourself29%  DIFM: Valvoline Instant Oil Change4 21%  DIFM: Installer Channel21%  Valvoline International29%  Salesby Market  Asia Pacificex Australia 38%  Europe 23%  Latin America/Other – 18%  Antifreeze 4%  Filters 3%  Australia21%  1 See Appendix D for reconciliation to amounts reported under GAAP.2 Includes nonconsolidated joint ventures.3 Includes car care products’ sales only through June 30, 2015.4 Includes Oil Can Henry’s sales starting February 1, 2016.

 Appendix D: Non-GAAP Reconciliation

 Ashland Inc. and Consolidated SubsidiariesReconciliation of Non-GAAP Data for 12 Months Ended March 31, 2016  1 Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.